                                                      EXHIBIT 4.1
                               TKT

NUMBER                                                     SHARES

                  TRANSKARYOTIC THERAPIES, INC.

      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

   THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS
                     AND NEW YORK, NEW YORK

COMMON STOCK

                                                CUSIP 893735 10 0

THIS CERTIFIES THAT                             SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                            SPECIMEN

is the owner of

 fully-paid and non-assessable shares of the COMMON STOCK, $0.01 par value, of

                  TRANSKARYOTIC THERAPIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
     This certificate and the shares of Common Stock represented hereby are received and held subject to the laws of the State of Delaware and to the Restated Certificate of Incorporation and the By-Laws of the Corporation, all as from time to time amended, and the owner of this certificate by accepting the same expressly assents thereto. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.

Dated

                                    TRANSKARYOTIC THERAPIES, INC.

                             [seal]

PRESIDENT AND CHIEF EXECUTIVE OFFICER                   TREASURER


COUNTERSIGNED AND REGISTERED

THE FIRST NATIONAL BANK OF BOSTON
TRANSFER AGENT AND REGISTRAR

BY
     AUTHORIZED SIGNATURE

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                  TRANSKARYOTIC THERAPIES, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common   UNIF GIFT MIN ACT -____ Custodian
TEN ENT -as tenants by the entirety                (Cust)
JT TEN  -as joint tenants with right               _____ under
        of survivorship and not as                 (Minor)
        tenants in common                          Uniform Gifts
                                                   to Minors Act

                                                   -------------
                                                   (State)

Additional abbreviations may also be used though not on the above list.

For value received, ________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


________________________________________________________Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated,
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NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
WHATEVER.

Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.